Exhibit 10.1

AGROKOR d.d., a company formed under the laws of the Republic of Croatia with its statutory seat at Trg Dražena Petrovića 3, Zagreb, registered with the Court Registry of the Commercial Court in Zagreb under number 080020970, personal identification number 05937759187 (“Agrokor”)

and

KONZUM, d.d., a company organized under the laws of the Republic of Croatia, with registered seat at  Marijana Čavića 1/a, Zagreb, and registered with the Court Registry of the Commercial Court in Zagreb under number 080000926, personal identification number 29955634590 (“Konzum”)

and

WPC AGRO 5 d.o.o.,  a company organised under the laws of the Republic of Croatia with registered seat at Zagreb, Radnička cesta 80, and registered with the Court Registry of the Commercial Court in Zagreb under number (MBS) 080883399, personal identification number 44813813627 (“WPC”, and jointly with Agrokor and Konzum “Parties”)

hereby, on  18 December 2013, enter into and give effect to the following

FRAMEWORK AGREEMENT

-  Purchase and Lease Regarding 5 Retail Properties in Croatia -

(“Agreement”)

Whereas:

A.     WPC intends to buy from Agrokor 100% of shareholdings in two companies holding five real properties (a property in Zadar to be acquired on the date hereof by one of the companies), all properties listed in Schedule 1 hereto (“Properties”), namely:

– S IMMORENT ETA d.o.o., a company organised under the laws of the Republic of Croatia with registered seat at Zagreb, Ivana Lučića 2, and registered with the Court Registry of the Commercial Court in Zagreb under number (MBS) 080403864, personal identification number 08625703075 (“Eta”); and

– S IMMORENT EPSILON d.o.o. a company organised under the laws of the Republic of Croatia with registered seat at Zagreb, Ivana Lučića 2, and registered with the Court Registry of the Commercial Court in Zagreb under number (MBS) 080396235, personal identification number 85951673058 (“Epsilon”).

B.     As at the date hereof, Agrokor is not a shareholder in either Eta or Epsilon, but has already agreed with WPC (and undertook the obligation towards the current shareholders of Eta and Epsilon) to buy 100% of shareholdings in both, and immediately transfer them onto WPC.

C.    Konzum is already using the Properties and wishes to continue using them by taking them into a long-term triple-net lease, for its retail business, and WPC  wishes to purchase, by virtue of its acquisition of shareholdings in two companies holding five real properties (a property in Zadar

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to be acquired on the date hereof by one of the companies), and immediately let the Properties to Konzum, pursuant to the terms and conditions of this Agreement.

D.    Konzum is able to provide WPC with appropriate security instruments for all obligations of Konzum, for the whole duration of the lease of any of the Properties (or longer, if necessary), in particular with a parent guarantee of AGROKOR d.d. and Additional Guarantors, as defined below; and

E.     WPC, Eta and Epsilon, as the borrowers, have already entered into a EUR  31,250,000.00 facility agreement with ERSTE BANK AG (“Bank”), as the lender, for financing 50% of herein described transaction (“Loan”), relying on Agrokor and Konzum fulfilling all their obligations hereunder.

Section 1

Transaction Documents

1.1   The Parties hereby agree that as at the date hereof, there are no existing agreements between the Parties, and the whole of the transaction hereunder (“Transaction”) will be regulated by this Agreement and the following agreements and documents (“Transaction Documents”), to be entered into, issued and enter into force within the following  days:

1.1.1  Agrokor, as purchaser, will enter into two share and purchase agreements with Erste Group Immorent International Holding GmbH and Steiermärkische Bank und Sparkassen Aktiengesellschaft, one for the purchase of 100% of shares in ETA and the other  for the purchase of 100% of shares in EPSILON;

1.1.2  ETA will enter into a sale and purchase agreement for Zadar property (as described in Schedule 1 hereto) with its current owner, RAIFFEISEN LEASING d.o.o., Zagreb, personal identification number (OIB) 75346450537;

1.1.3  WPC, as purchaser, will enter into two share and purchase agreements with Agrokor as seller, one for the purchase of 100% of shares in ETA, and the other for the purchase of 100% of shares in EPSILON (collectively, “SPA”);

1.1.4  Eta, as landlord, and Konzum, as tenant, will enter into the lease agreement with respect to the four of the Properties (Zadar, Dubec, Gajnice and Sarajevska Properties, as described in Schedule 1) ( “Eta Lease Agreement”);

1.1.5  Epsilon, as landlord, and Konzum, as tenant, will enter into the lease agreement with respect to the Split Property, as described in Schedule 1 (“Epsilon Lease Agreement”, and collectively Eta Lease Agreement and Epsilon Lease agreement “Lease Agreement”);

1.1.6  AGROKOR and the Additional Guarantees (as defined below), , and Eta and Epsilon, as landlords, will enter into guarantee agreements with respect to Konzum’s and Agrokor’s obligations under this Agreement, the Lease Agreement and the Transaction Documents (collectively, “Guarantee”); and

1.1.7  Konzum, as tenant, will issue t two enant certificates for the Properties to Eta and Epsilon, respectively. .

1.2   The Transaction Documents to be entered into are in a form fully satisfactory to both Parties.

1.3   The Parties shall use their best efforts to have all of the Transaction Documents entered into simultaneously.

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1.4   All obligations of the Purchaser under the Transaction are conditional upon all of the Transaction Documents being valid, binding and unconditionally delivered.

1.5   Should any of the Transaction Documents not be entered into as provided for in Section 1.4 hereof, the Transaction shall be deemed non-existing and all of the Transaction Documents between the Parties shall automatically terminate and all funds shall be returned to the relevant Parties.

1.6   If the Transaction is revoked as per Section 1.5 hereof, due to Konzum’s or Agrokor’s fault, or the fault of the Bank or any Konzum’s or Agrokor’s affiliate (including, without limitation, LEDO d.d., JAMNICA d.d. and ZVIJEZDA d.d.) (A) Konzum and Agrokor will ensure that any of the Transaction Documents that do not terminate automatically are terminated as soon as practically possible, and all related costs shall be at the expense of Agrokor only and (B) Konzum and Agrokor shall put WPC, Eta and Epsilon in a position each of them would have been had such Transaction Documents been automatically terminated.

Section 2

Building Rights

2.1   The Parties agree that it was the initial intention of WPC to acquire the ownership over the land on all of the Properties. However, on three of the Properties (Dubec, Split and Sarajevska Properties, as described in Schedule 1), Konzum is not willing to sell the land, but only to provide a 99-year building right (“Building Rights”).

2.2   WPC has conducted a due diligence over the Properties, and the content of the agreements creating the Building Rights (“BR Agreements”) is not fully satisfactory to WPC, and that, should the agreements not be appropriately amended and as such recorded in the relevant land registries, this would represent a material obstacle for WPC to enter into this Agreement, the Lease Agreement and the Transaction Documents.

2.3   Konzum therefore undertakes the obligation to enter into the amendments to BR Agreements, to be drafted by WPC, in the form and with the content fully satisfactory to WPC, at its own discretion, at the latest by 15 March 2014.

2.4   If the amendments to the BR Agreements are not entered into as provided for in Section 2.3 hereof, WPC shall have the right to (i) terminate the Transaction or any part thereof, as well as (ii) a contractual penalty in the amount of EUR 20,000 for each day of delay.

Section 3

Zadar Property RETT

3.1   For the acquisition of Zadar property (as described in Schedule 1 hereto), Eta will be obliged to pay real estate transfer tax. Agrokor undertakes to immediately (i.e. without any delay upon the receipt of the written notice from Eta on the real estate transfer tax amount as set by the competent tax authority) reimburse Eta for any amount exceeding EUR 247,500.

Section 4

Additional Guarantors

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4.1   It was the request and requirement of the Bank, and not WPC, to have the Guarantee entered into not only by Agrokor but also by its affiliates, JAMNICA d.d., LEDO d.d. and ZVIJEZDA d.d. (“Additional Guarantors”).

4.2   WPC confirms that in the event of refinancing of the Loan (other than with the member of the Erste Group) it shall use its best efforts to release the Additional Guarantors from the Guarantee, however provided that no default is outstanding under any Lease Agreement or any Guarantee and Agrokor’s publicly traded unsecured senior debt rating does not fall below “B-” from Standard and Poor’s Corporation or below B3 from Moody’s Investment Services, inc. or occurs any effect, event, or matter which is materially adverse to the business, assets, or financial condition of Agrokor or Konzum.

Section 5

Disclosed Documents and Post-Closing

5.1   The Parties agree that WPC will enter into the Transaction relying on all documents presented by Agrokor and Konzum, as listed in Schedule 2 hereof, being true, complete and not misleading.

5.2   Agrokor and Konzum represent and warrant that there exists no document that has not been disclosed to WPC that would affect the evaluation of the Properties or WPC’s interest in closing the Transaction, as currently structured, in any respect.

5.3   The Parties agree that there exist several outstanding issues with regards to the Properties, which the Konzum undertakes to remedy post-closing, as will be provided for in more detail in the Transaction Documents.

5.4   Agrokor and Konzum shall indemnify and hold WPC harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys’ fees, which the WPC may incur or sustain by reason of or in connection with any misrepresentation or any breach of any obligations of Agrokor or Konzum hereunder or under any Transaction Documents.

Section 6

Miscellaneous

6.1   This Agreement shall enter into force on the day of signing thereof as indicated above.

6.2   Each of the Parties shall bear its own costs in relation to this Agreement, unless explicitly provided for differently herein.

6.3   Agrokor and Konzum shall be jointly and severally liable for all their obligations, representations and warranties hereunder.

6.4  In case of any dispute which the Parties fail to settle in a peaceful manner, the Parties agree that the matter shall be referred to and finally resolved by arbitration before the Permanent Arbitral Court of the Croatian Chamber of Commerce under the Zagreb Rules, which rules are deemed to be incorporated by reference into this clause. The place of arbitration shall be Zagreb. The language to be used in the arbitral proceedings shall be English. The number of arbitrators shall be three, appointed in accordance with the Rules. Any decision or award resulting from such arbitration shall be final and binding upon Konzum and ZA4 and judgment thereon may be entered in any court of competent jurisdiction.

6.5   No variation to this Agreement shall be of any effect unless it is agreed in writing and signed by or on behalf of each Party.

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6.6   This Agreement is executed in 2 (two) identical counterparts, one for WPC and one for notary public, and notary public shall issue 3 (three) additional certified copies, 1 (one) to each of the Parties.

•                         •                         •

In Zagreb, 18 December 2013

For Agrokor d.d.	For Konzum d.d.:

/s/ Ante Huljev	/s/ Vesna Stepić
Ante Huljev, po punomoći	Vesna Stepić – Dodig, prokurist

For WPC Agro 5 d.o.o.:

/s/ Silvia Cancedda	/s/ Dijana Dolušić
Silvia Cancedda, Director	Dijana Dolušić, Director

Schedule 1: List of the Properties
Schedule 2: List of disclosed documents

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SCHEDULE 1

LIST OF PROPERTIES

1)    ZADAR

The real estate registered in the Land Registry of Zadar Municipal Court entered into land registry folio No. 13420, cadastral municipality Zadar, as land registry plot No. 9404/5 described as business building with surface of 5,236 sqm and courtyard with surface of 8,955 sqm, with overall total surface of 14,191 sqm, (hereinafter referred to as: the “Zadar Property”).

2)    GAJNICE

The real estate registered in the Land Registry of Zagreb Municipal Civil Court entered into land registry folio No. 2397, cadastral municipality Stenjevec, as land registry plot No. 312/2 with total surface of 13,718 sqm, described as business building Dubravica No. 2 with surface of 6,089 sqm and underground garage and courtyard with surface of 7,629 sqm (hereinafter referred to as: the “Gajnice Property”).

3)    DUBEC

a)    DUBEC LAND

The real estate registered in the Land Registry of Zagreb Municipal Civil Court entered into land registry folio No. 6354, cadastral municipality Resnik, as land registry plot No. 3631/1, described as business building no. 241 with surface of 4,618 sqm,underground garage and courtyard with surface of 10,132 sqm, Dubrava with overall total surface of 14,750 sqm (hereinafter referred as “Dubec Land”).

Encumbrances

The Dubec Land is registered with the following encumbrances:

(i)    building right in duration of 99 years registered in the Land Registry of Zagreb Municipal Civil Court under Ref No. Z-

1)    ZADAR

Nekretnina upisana u zemljišne knjige Općinskog suda u Zadru u zk.ul.br. 13420, k.o. Zadar, kao zk.č.br. 9404/5, opisana kao poslovna zgrada površine 5.236 m2 i dvorište površine 8.955 m2, sveukupne površine 14.191 m2 (dalje u tekstu: „Nekretnina Zadar”).

2)    GAJNICE

Nekretnina upisana u zemljišne knjige Općinskog građanskog suda u Zagrebu u zk.ul.br. 2397, k.o. Stenjevec, kao zk.č.br 312/2, ukupne površine 13.718 m2,  opisano kao poslovna zgrada Dubravica br. 2 površine 6.089 m2 i podzemne garaže i dvorišta površine 7.629 m2 (dalje u tekstu kao: „Nekretnina Gajnice”).

3)    DUBEC

a)    ZEMLJIŠTE DUBEC

Nekretnina upisana u zemljišne knjige Općinskog građanskog suda u Zagrebu u zk.ul. br. 6354, k.o. Resnik, kao zk.č.br. 3631/1, opisana kao poslovna zgrada br. 241 površine 4.618 m2, podzemna garaža i dvorište površine 10.132 m2, Dubrava, sveukupno površine 14.750 m2, (dalje u tekstu: „Zemljište Dubec”).

Tereti

Zemljište Dubec je upisano sa slijedećim teretima:

(i)     pravo građenja u trajanju od 99 godina upisano u zemljišne knjige Općinskog

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51828/05 in favour of S IMMORENT LEASING ETA d.o.o., Zagreb;

(ii)   pre-emption right registered in the Land Registry of Zagreb Municipal Court under Ref. No. Z-51828/05 f in favour of S IMMORENT LEASING ETA d.o.o., Zagreb;

b)   DUBEC BUILDING RIGHT

Building right registered in the Land Registry of Zagreb Municipal Civil Court entered into land registry folio No. 23908, cadastral municipality Resnik, described as the building right in duration of 99 years on land registry plot No. 3631/1 registered in the land registry folio No. 6354 of cadastral municipality Resnik (hereinafter referred as “Dubec Building Right”).

4)    SPLIT

a)    SPLIT LAND

The real estate registered in the Land Registry of Split Municipal Court entered into land registry folio No. 6671, cadastral municipality Split, as land registry plot No. ZEM 6094, described as courtyard with surface of 4,428 sqm, land under business buildings with surface of 3,320 sqm, road with surface of 2,550 sqm and parking lot with surface of 3,232 sqm, with overall total surface of 13,530 sqm (hereinafter referred as “Split Land”).

Under Ref. No. Z-7244/01, S IMMORENT LEASING EPSILON d.o.o., Zagreb has been registered as the fiduciary owner of Split Land untill  the monetary claim in the amount of EUR 2,900,000.00 which S IMORENT LEASING ETA d.o.o., Zagreb has towards Konzum d.d., Zagreb.

Encumbrances

The Split Land is registered with the following

građanskog suda u Zagrebu pod poslovnim brojem: Z-51828/05 za korist S IMMORENT LEASING ETA d.o.o., Zagreb;

(ii)    pravo prvokupa upisano u zemljišne knjige Općinskog građanskog suda u Zagrebu pod poslovnim brojem: Z-51828/05 za korist S IMMORENT LEASING ETA d.o.o., Zagreb;

b)   PRAVO GRAĐENJA DUBEC

Pravo građenja upisano u zemljišne knjige Općinskog građanskog suda u Zagrebu u zk.ul.br. 23908, k.o. Resnik, opisano kao pravo građenja u trajanju od 99 godina na zk.č.br. 3631/1 upisanoj u zk.ul.br. 6354, k.o. Resnik (dalje u tekstu: “Pravo građenja Dubec”).

4)    SPLIT

a)    ZEMLJIŠTE SPLIT

Nekretnina upisana u zemljišne knjige Općinskog suda u Splitu u zk.ul.br. 6671, k.o. Split, kao zk.č.br. ZEM 6094, opisana kao dvor površine 4.428 m2, zemljište ispod poslovnih zgrada površine 3.320 m2, cesta površine 2.550 m2 i parkiralište površine 3.232 m2,  sveukupne površine 13.530 m2 (dalje u tekstu: „Zemljište Split”).

Pod poslovnim brojem: Z-7244/01 društvo S IMMORENT LEASING EPSILON d.o.o., Zagreb upisano je kao fiducijarni vlasnik (prethodni vlasnik) Zemljišta Split do podmirenja tražbine u iznosu od 2.900.00,00 EUR koju S IMMORENT LEASING EPSILON d.o.o., Zagreb ima prema društvu Konzum d.d., Zagreb.

Tereti

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encumbrances:

(i)    building right registered in the Land Registry of Split Municipal Court under Ref No. Z-7244/01 in favour of S IMMORENT LEASING EPSILON d.o.o., Zagreb;

pre-emption right registered in the Land Registry of Split Municipal Court under Ref No. Z-7244/01 in favour of S IMMORENT LEASING EPSILON d.o.o., Zagreb;

b)   SPLIT BUILDING RIGHT

Building right registered in the Land Registry of Split Municipal Court entered into land registry folio No. 16716, cadastral municipality Split, described as the building right for construction of business buildings on land registry plot No. ZEM 6094 with total surface of 13,530 sqm together with registered business buildings constructed on the part of the land registry plot No. ZEM 6094  with surface of 3,320 sqm (hereinafter referred as “Split Building Right”).

5)    SARAJEVSKA

a)    SARAJEVSKA LAND

The real estate registered in the Land Registry of Zagreb Municipal Civil Court entered into land registry folio No. 56503, cadastral municipality Jakuševec, as land registry plot No. 32/1, described as plough land with total surface of 24,081 sqm (hereinafter referred as “Sarajevska Land”).

Encumbrances

The Sarajevska Land is registered with the following encumbrances:

(i)    building right in duration of 99 years registered in the Land Registry of Zagreb Municipal Civil Court under Ref No. Z-

Zemljište Split je upisano sa slijedećim teretima:

(i)        pravo građenja upisano u zemljišne knjige Općinskog suda u Splitu pod poslovnim brojem: Z-7244/01 u korist društva S IMMORENT LEASING EPSILON d.o.o., Zagreb;

(ii)       pravo prvokupa upisano u zemljišne knjige Općinskog suda u Splitu pod poslovnim brojem: Z-7244/01 u korist društva S IMMORENT LEASING EPSILON d.o.o., Zagreb;

b)   PRAVO GRAĐENJA SPLIT

Pravo građenja upisano u zemljišne knjige Općinskog suda u Splitu u  zk.ul. br. 16716, k.o. Split, opisano kao pravo građenja za izgradnju poslovnih zgrada na zk.č.br. ZEM 6094 površine 13.530 m2 zajedno s upisanim poslovnim zgradama sagrađenim na dijelu zk.č.br. ZEM 6094 na površini od 3.320 m2. (dalje u tekstu: “Pravo građenja Split”).

5)    SARAJEVSKA

a)    ZEMLJIŠTE SARAJEVSKA

Nekretnina upisana u zemljišne knjige Općinskog građanskog suda u Zagrebu u zk.ul.br. 56503, k.o. Jakuševec, kao zk.č.br. 32/1, opisana kao oranica ukupne površine 24.081 m2 (dalje u tekstu: „Zemljište Sarajevska”).

Tereti

Zemljište Sarajevska je upisano sa slijedećim teretima:

(i)    pravo građenja u trajanju od 99 godina upisano u zemljišne knjige Općinskog građanskog suda u

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51893/13 in favour of S IMMORENT ETA d.o.o., Zagreb;

(ii)   pre-emption right registered in the Land Registry of Zagreb Municipal Court under Ref. No. Z-51893/13 in favour of S IMMORENT ETA d.o.o., Zagreb;

b)   SARAJEVSKA BUILDING RIGHT

Building right registered in the Land Registry of Zagreb Municipal Civil Court entered into land registry folio No. 56515, cadastral municipality Jakuševec, described as the building right established on the land registry plot No. 32/1 registered in the land registry folio No. 56503 of cadastral municipality Jakuševec (hereinafter referred as “Sarajevska Building Right”).

Zagrebu pod poslovnim brojem: Z-51893/13 za korist S IMMORENT ETA d.o.o., Zagreb;

(ii)   pravo prvokupa upisano u zemljišne knjige Općinskog građanskog suda u Zagrebu pod poslovnim brojem: Z-51893/13 za korist S IMMORENT ETA d.o.o., Zagreb;

b)   PRAVO GRAĐENJA SARAJEVSKA

Pravo građenja upisano u zemljišne knjige Općinskog građanskog suda u Zagrebu u zk.ul.br. 56515, k.o. Jakuševec, opisano kao pravo građenja osnovano na zk.č.br. 32/1 upisanoj u zk.ul.br. 56503, k.o. Jakuševec (dalje u tekstu: “Pravo građenja Sarajevska”).

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SCHEDULE 2

LIST OF DISCLOSED DOCUMENTS

1.            REAL PROPERTIES DOCUMENTS

1.1.     ZADAR PROPERTY

1.            Copy of cadastral plan, dated 12 June 2013, Class: 935-06/13-01/9865

2.            Actual active excerpt from land registry entry No. 13420 cadastral municipality 335193, Zadar, dated 12.6.2013

3.            Historical land registry excerpt No. 13420 cadastral municipality 335193, Zadar, dated 9 July 2013

4.            Actual active excerpt from land registry entry No. 13420 cadastral municipality 335193, Zadar, dated 4 June 2013

5.            Historical land registry excerpt No. 13298 cadastral municipality 335193, Zadar, dated 22 November 2013

6.            Actual active excerpt from land registry entry No. 13420 cadastral municipality 335193, Zadar, dated 13 May 2013 / specific excerpt: cad. plot: 9404/5 condominium share No.: 2 (the rest omitted as unnecessary)

7.    Excerpt from the list of cadastral plots, State Geodetic Directorate, cad.mun. 335193, Zadar, dated 12 June 2013

8.            Sale and Purchase agreement Prvostolna Katedrala Sv. Stošija – Konzum, dated 24 February 2003

9.            Tax resolution, dated 22 November 2006, Class: UP/I- 410- 20/2006-001/03700 + confirmation of payment

10.    Tax resolution, dated 3 November 2006, Class: UP/I- 410- 20/2006-001/02306 + confirmation of payment

11.    Contract on exchange of property Konzum- Grad Zadar, dated 31 August 2006 + Annex, dated 18 October 2006Sale and Purchase agreement Konzum-Raiffeisen Leasing d.o.o., dated 14 March 2007

12.    Tax resolution, dated 20 March 2003, Class: UP/I- 410- 20/2003-001/00936 + confirmation of payment

13.    Sale and Purchase agreement Nikola Perović – Konzum, dated 10 April 2006

14.    Tax resolution, dated 20 February 2007, Class: UP/I- 410- 20/2006-001/04666 + confirmation of payment

15.    Contract on exchange of property Konzum – Jadransko osiguranje, dated 28 July 2006

16.    Tax resolution, dated 20 June 2003, Class: UP/I- 410- 20/2007- 001/01506 + confirmation of payment

17.    Usage permit, dated 10 July 2007, Class: UP/I-361-05/07-01/118

18.    Construction permit, dated 24 August 2006, Class: Upl-361-03/06-01/268

19.    Energy certificate, dated 19 April 2013

20.    Request for legalization, dated 27 July 2013 + receipt

21.    Letter from the Ministry of Culture (information about protected cultural heritage), dated 10 June 2013

1.2.     DUBEC PROPERTY

1.            Copy of cadastral plan dated 19 November 2013, cadastral municipality Dubrava, LRP 4457/1;

2.            Possession certificate No. 12089, cadastral municipality Dubrava,  dated 19 November 2013

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3.    Actual active excerpt from land registry folio No. 6354 cadastral municipality Resnik, dated 18 November 2013

4.    Actual active excerpt from land registry folio No. 23908 cadastral municipality Resnik, dated 18 November 2013

5.            Historical land registry excerpt No. 6354 cadastral municipality Resnik, dated 10 May 2013

6.            List of tenants

7.            Land division No. RN 538/2001, RN 1481/2003, RN 1651/04

8.            Sale contract Josip Vugrin – Konzum dated 19 November 2003;

9.            Tax resolution dated 11 June 2005, Class: UP/I-410-20/2005-001/09833 + confirmation of payment

10.    Sale contract Bara and Stjepan Vugrin – Konzum  dated 24 September 2003

11.    Tax resolution dated 20 January 2005, Class: UP(I-410-20/2003-001/17223 + confirmation of payment

12.    Contract on exchange of property Grad Zagreb – Konzum dated 14 November 2005

13.    Sale contract Jagica Šipek – Konzum dated 12 August 2003

14.    Tax resolution dated 22 February 2006, Class: UP/I-410-20/03-01/15200 + confirmation of payment

15.    Copy of the land registry of collection No. Z-51828/05

16.    Copy of the land registry collection No. Z-22584/03

17.    Copy of the land registry collection No. Z-85278/06

18.    Copy of the land registry collection No. Z-10034/03

19.    Registration list for land registry No. RN 1481/2003

20.    Registration list for land registry No. RN 1651/04

21.    Building contract of warehouse and retail space with parking Dubec in Zagreb – Konzum – Konstruktor – inženjering  dated 31 January 2006

22.    Use permit dated 19 December 2006, Class: UP/I-361-05/06-01/440

23.    Construction permit dated 19 November 2005, Class: UP/I-361-03/05-01/893

24.    Changing of Building contract dated 14 March 2006, Class: UP/I-361-03/06-01/275

25.    Energy certificate dated 31 July 2013

26.    Copy of the insurance policy

27.    Certificate on existence of pending restitution procedures under the Croatia Act on Compensation for Asset Confiscated During Yugoslav Communist Regime with respect to the Real Properties dated 20 June 2013, Class: 942-01/2013-01/202

28.    Letter from the Ministry of Culture (information about protected cultural heritage) dated 10 June 2013, Class: 612-08/13-12/0204

29.    Request from legalization dated 26 June 2013

1.3.     GAJNICE PROPERTY

1.            Copy of cadastral plan, dated 10 May 2013, Class: 935-06/2013-001/12393

2.            Possession certificate

3.            Copy of the transcript of the possessory sheet, dated 10 May 2013, Class: 935-07/2013-001/7850

4.            Copy of the transcript of the possessory sheet, dated 19 November 2013, Class: 935-07/2013-001/18677

5.            Copy of cadastral plan, dated 19 November 2013, Class: 935-06/2013-01/22936

6.            Actual active excerpt from land registry entry No. 2397 cadastral municipality Stenjevec, dated 18 November 2013

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7.            Actual active excerpt from land registry entry No. 2397 cadastral municipality Stenjevec, dated 10 May 2013

8.            Historical land registry excerpt No. 2397 cadastral municipality Stenjevec

9.            Historical land registry excerpt for LRF No. 130, 132, 157, 2402, 2397, 2401, 2399, 2212, 3591, 711, 131, 2400, 8615, 2405, 8425, 8687 CM Stenjevec

10.    Copy of land registry collection No. Z-66169/08;

•                 Sale and Purchase agreement Manduša – BA-LJU

•                  Sale contract BA-LJU - Konzum

11.    Copy of land registry collection No. Z-66352/08;

•                  Residence certificate

•                  Sale and Purchase agreement Josip Huzjan – BA-LJU + Annex

•                  Sale and Purchase agreement Vlado Huzjan – BA-LJU

•                  Sale and Purchase agreement Nevenka Hruševar – BA-LJU

•                  Sale and Purchase agreement Boris Polajk – BA – LJU

•                  Sale and Purchase agreement Martina Perić – BA – LJU

•                  Sale and Purchase agreement Marjana Bertol – BA – LJU

•                  Sale and Purchase agreement Nada Huzjan – BA – LJU

•                  Sale and Purchase agreement Dragica Đenić – BA – LJU

•                  Sale and Purchase agreement Franjo Družinec – BA – LJU

•                  Sale and Purchase agreement Vesna Milić – BA – LJU

•                  Sale and Purchase agreement Sabina Plehan – BA – LJU

•                  Sale and Purchase agreement Marko Perić – BA – LJU

•                  Sale and Purchase agreement Danica Esslinger– BA – LJU

•                  Sale and Purchase agreement Ankica Hozdić – BA – LJU

•                  Sale and Purchase agreement BA – LJU – Konzum

12.    copy of land registry collection No. Z-72913/08;

•                  Sale and Purchase agreement Rimc – Urbar

•                  Division contract Rimc-Nikolić Biserka – Filipović Bojan – Julijana Filipović

•                  Property registration permitted Rimc (cro. Tabularna isprava)

•                  Annex to the Sale contract Urbar – Konzum

•                  Property registration permitted Urbar (cro. Tabularna isprava)

•                  Annex to the Sale contract Alca – Konzum

•                  Property registration permitted Alca (cro. Tabularna isprava)

•                  Sale contract Alca-Konzum

•                  Division contract Alca –Slavka Vrčković - Konzum

•                  Sale contract Urbar – Konzum

13.    Copy of land registry collection No. Z-24060/09

14.    Copy of the land registry collection No. Z-72913/08

15.    Copy of the land registry collection No. Z-66169/08

16.    Copy of land registry collection no. Z-3163/10;

17.    Copy of  proposal for registration the title No. Z-66169/08

18.    Copy of proposal for registration the title No. Z-66352/08

19.    Arrangement Grad Zagreb – Konzum

20.    Letter – registration of tax

21.    Sale contract Urbar – Konzum, dated 13 October 2006

22.    Tax resolution, dated 29 January 2007, Class: UP/I-410-20/2007-001/00435 + confirmation of payment

23.    Division contract Alca Zagreb – Vrčković – Konzum, dated 16 December 2008

24.    Sale contract Alca Zagreb – Konzum, dated 4 December 2006

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25.    Tax resolution, dated 12 September 2006, Class: UP/I-410-20/2006-001/16700 + confirmation of payment

26.    Sale contract Levak – Konzum, dated 2 August 2006

27.    Tax resolution, dated 27 October 2006, Class: UP/I-410-20/2006-001/19803 + confirmation of payment

28.    Sale contract Petrović, Malinić – Konzum, 21 September 2006

29.    Tax resolution, dated 13 July 2004, Class: UP/I-410-20/2006-001/12121 + confirmation of payment

30.    Division contact Miklić, Manduša – Konzum

31.    Sale contract BA – LJU – Konzum (316/3,316/2,316/1), dated 7 July 2004

32.    Tax resolution, dated 13 July 2004, Class: UP/I-410-20/2006-001/12119 + confirmation of payment

33.    Sale contract BA – LJU – Konzum (313/1), dated 7 July 2004

34.    tax resolution, dated 4 April 2005, Class: UP/I-410-20/2006-001/09336 + confirmation of payment

35.    Sale contract BA – LJU – Konzum (309/2), dated 26 April 2004

36.    Tax resolution, dated 3 May 2004, Class: UP/I-410-20/2006-001/06627 + confirmation of payment

37.    Sale contract BA – LJU – Konzum (315/1), dated 8 March 2004

38.    Tax resolution, dated 13 July 2004, Class: UP/I-410-20/2006-001/11991 + confirmation of payment

39.    Sale contract BA – LJU – Konzum (313/3), dated 7 July 2004

40. tax resolution, dated 28 September 2007, Class: UP/I-410-20/2007-001/19968 + confirmation of payment

41.    Sale contract BA – LJU – Konzum (312/2)

42.    Tax resolution, dated 1 March 2007, Class: UP/I-410-20/2006-001/21351 + confirmation of payment

43.    Sale contract BA – LJU – Konzum (312/1), dated 19 January 2004

44.    Tax resolution, dated 18 February 2008, Class: UP/I-410-20/2007-001/12577 + confirmation of payment

45.    Location permit, dated 28 July 2006, Class: UP/I-350-05/05-01/1250

46.    Construction permit, dated 6 March 2007, Class: UP/I-361-03/06-01/1361

47.    Certificate on amendments to the main design (cro. Potvrda izmjene i dopune glavnog projekta), dated 8 November 2007, Class: UP/i-361-03/07-01/1686

48.    Usage certificate (cro. Uvjerenje), dated 14 December 2007, Class: 361-05/07-04/0182

49.    Building contract for Gajnice Property

50.    Energy certificate, dated 26 July 2013

51.    Certificate on existence of pending restitution procedures under the Croatia Act on Compensation for Asset Confiscated During Yugoslav Communist Regime with respect to the Real Properties,dated 20 July 2013

52.    Letter from the Ministry of Culture (information about protected cultural heritage)

53.    Annex to the Sale and Purchase agreement Konzum- S Immorent Eta, dated 7 April 2009

54.    Minutes of the handover Konzum- S Immorent Eta, dated 4 January 2008

1.4.     SARAJEVSKA PROPERTY

1.            Copy of cadastral plan for cadastral municipality Zaprudski otok, dated 14 June 2013

2.            Actual active land registry excerpt for land registry folio No. 56503, CM Jakuševec

3.            Active land registry excerpts for land registry folio Nos. 56413, 2082, 56474, 2084,56414,1183, 639, 589,640, 493,1094, 908, 662,

4.            List of tenants

5.            Proposal No. Z-64456/09, dated 23 December 2009

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6.            Proposal No. Z-52191/09 dated 13 October 2009, Class: 947-03/2009-001/01730

7.            Sale contract Montevideo – Konzum dated 28 June 2013

8.            Contract on exchange of property City Zagreb – Konzum dated 18 February 2009.

9.            Sale and Purchase agreement Republic of Croatia – Konzum dated 16 October 2007;

10.    Tax resolution dated 27 May 2008, Class: UP/I-410-20/2007-001/25225  + confirmation of payment

11.    Sale contract Zlata Vidervolt – Konzum dated 9 June 2004

12.    Sale contract Zlata, Danijel Vidervolt – Konzum dated 4 June 2004

13. Building contract for Super Konzum Sarajevska executed between Konzum and Konstruktor Inženjering in Zagreb + I. II, III Annex

14.    Use permit dated 24 October 2006, Class: UP/I-361-05/06-01/0342

15.    Construction permit dated 6 December 2005, Class: UP/I-361-03/05-01/789

16.    Amended Building permit dated 16 March 2006, Class: UP/I-361-03/06-01/0276

17.    Amended Certificate of the Main Design dated 11 October 2006, Class: UP/I-361-03/06-01/01394

18.    Land registry collection and resolution No. Z-64456/09

19.    Land registry decision No. Z-51444/13

20.    Energy certificate dated 1 August 2013

21.    Certificate on existence of pending restitution procedures under the Croatia Act on Compensation for Asset Confiscated During Yugoslav Communist Regime with respect to the Real Properties dated 10 July 2013, Class: 942-01/2013-01/219

22.    Letter from the Ministry of Culture (information about protected cultural heritage) dated 10 June 2013, Class: 612-08/13-12/0204

23.    Copy of the insurance policy No. 0809- 0247984-01 dated 1 January 2013

24.    Request for legalization  dated 27 June 2013

1.5.     SPLIT PROPERTY

1.            Copy of cadastral plan for cadastral municipality split, lrp no. 6094

2.            Possession certificate no. 13325 dated 15 May 2013

3.            Actual active excerpt from land registry entry no. 6671 cadastral municipality Split

4.            Actual active excerpt from land registry entry no. 16716 cadastral municipality Split

5.            Actual active excerpt from land registry entry no. 8788 cadastral municipality Split

6.            Historical land registry excerpt no. 6671 cadastral municipality Split

7.            Historical land registry excerpt no. 16716 cadastral municipality Split

8.            Historical land registry excerpt no. 8788 cadastral municipality Split

9.            List of tenants

10.    Copy of land registry collection of documents no. Z-7244/01

11.    Copy of land registry collection of documents no. Z-3411/01

12.    Agreement about securing monetary claims transferring property ownership Konzum – Drvni kombinat Stolarija (cro. Sporazum o osiguranju novčane tražbine prijenosom vlasništva na nekretnini) dated 11 May 2001

13.    Agreement for acquiring fulfillment of croatia bank, konzum – dk stolarija  dated 13 August 1999

14.    Contract on short-term interest-free loan konzum-dk stolarija (cro. Ugovor o kratkotrajnoj beskamatnoj pozajmici) dated 13 August 1999

15. + annex to agreement providing monetary claims transferring property ownership konzum – drvni kombinat stolarija dated 6 July 2001

16. Agreement on the transfer of the right to build entered into Konzum and DK Stolarija dated 26 September 2001

17.    Agreement on merger of Dk Stolarija into Konzum as of 29 June 2005

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18.    Decision of the Split municipal court dated 15 May 2007, Ref No. Z-6813/07 – registration of title

19.    Proposal of notary for indemnity dated 24 September 2001

20.    Decision of commercial court – merger of the company

21.    Confirmation from Croatian Privatization Fund dated 2 November 1994

22.    Decision from Croatian Privatization Fund dated 2 may 1996

23.    Location permit dated 30 June 2000, Class: UP/I 350-05/00-01/00027

24.    Construction permit dated 18 June 2001, Class: UP/I 361-03/01-01/00001

25.    Use permit dated 10 December 2001, Class: UP/I 361-05/01-01/00019

26.    Energy certificate dated 30 July 2013

27.    Certificate on existence of pending restitution procedures under the Croatia act on compensation for asset confiscated during yugoslav communist regime with respect to the real properties dated 18 June 2013, Class: 942-01/13-01/20

28.    Letter from the ministry of culture (information about protected cultural heritage) dated 10 June 2013, Class: 612-08/13-12/0204

29.    Copy of the insurance policy

30.    Request for legalization + receipt dated 27 June 2013

31. Documentation about building right – email from konzum; from s immorent leasing epsilon payment order and confirmation of payment dated 5 December 2013

2.            TARGET COMPANIES DOCUMENTS

2.1. S IMMORENT ETA d.o.o.

1.            Historical commercial court registry excerpt, dated 26 August 2013;

2.            Articles of association dated 9 February 2007;

3.            Financial statements dated 31 December 2012;

4.            Decision on distribution of company business results for the year 2013 dated 19 June 2013;

5.            Decision on the termination of the basic financial statements, dated 19 June 2013;

6.            Decision on the appointment of the auditors for the year 2013, dated 19 June 2013;

7.            Excerpt from the business book dated 30 August 2013;

8.            List of loans dated 28 August 2013;

9.            BON 1 dated 29 August 2013;

10.    BON 2 dated 28 August 2013;

11.    Tax decision (Ministry of Finance) dated 15 June 2011;

12.    Three-month report for the period from 1 January to 30 June 2013;

13.    Attorney letter about litigation dated 30 August 2013;

14.    Insurance policy list;

15.    Insurance policy Kvarner Vienna Insurance Group d.d. – Dubec, dated 7 December 2012;

16.    Insurance policy Kvarner Vienna Insurance Group d.d. – Gajnice, dated 11 December 2012;

17.    Insurance policy Kvarner Vienna Insurance Group d.d. – Sarajevska, dated 11 December 2012;

18.    Insurance payment confirmations, all dated 22 January 2013;

19.    Legal structure of ERSTE Group;

20.    Mandate agreement for construction Eta and Konzum (Dubec), dated 8 November 2005;

21.    Guarantee statement (Dubec) – Agrokor, Ledo, Zvijezda, Jamnica, dated 23 January 2006;

22.    Annex no. 1 to the Sale and purchase agreement (Konzum, Eta)- Gajnice, dated 7 April 2009;

23.    Handover protocol (Konzum, Eta)- Gajnice, dated 4 January 2008;

24.    Guarantee statement (Sarajevska) – Agrokor, Ledo, Zvijezda, Jamnica, dated 23 January 2006;

25.    Annex no. 1 to the Guarantee statement (Sarajevska) - Agrokor, Ledo, Zvijezda, Jamnica, dated 1 August 2006;

26.    Agreement on the establishment of the building right (Konzum, Eta)- Sarajevska, 8 December 2005;

27.    Lease agreement ETA – Konzum (Dubec), dated 8 December 2005;

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28.    Annex no. 1. to the Lease agreemet ETA – Konzum (Dubec), dated 14 December 2005;

29.    Annex no. 2. to the Lease agreemet ETA – Konzum (Dubec), dated 15 December 2005;

30.    Annex no. 3. to the Lease agreemet ETA – Konzum (Dubec), dated 16 January 2006;

31.    Lease agreement ETA – Konzum (Gajnice), dated 6 June 2007;

32.    Lease agreement (Konzum, Eta)- Sarajevska, dated 8 December 2005;

33.    Annex no.1 to the Lease agreement (Konzum, Eta)- Sarajevska, dated 14 December 2005;

34.    Annex no.2 to the Lease agreement (Konzum, Eta)- Sarajevska, dated 14 December 2005;

35.    Certificate of registration of the credit transaction with foreign countries (Sarajevska);

36.    Certificate of registration of the credit transaction with foreign countries (Gajnice);

37.    Certificate of registration of the credit transaction with foreign countries (Dubec);

2.2.     S IMMORENT EPSILON d.o.o.

1.            Historical commercial court registry excerpt dated 26 August 2013

2.            Articles of association dated 9 February 2007

3.            Financial statements dated 31 December 2012

4.            Decision on distribution of company business results for the year 2013 dated 19 June 2013;

5.            Decision on the termination of the basic financial statements, dated 19 June 2013;

6.            Decision on the appointment of the auditors for the year 2013, dated 19 June 2013;

7.            Excerpt from the business book dated 30 August 2013;

8.            List of loans dated 28 August 2013;

9.            BON 1 dated 29 August 2013;

10.    BON 2 dated 27 August 2013;

11.    Three-month report for the period from 1 January to 30 June 2013;

12.    Attorney letter about litigation dated 30 August 2013;

13.    Insurance policy No. 1,803.806 (Grawe Hrvatska d.d.) dated 11 December 2012– Split;

14.    Insurance (Grawe Hrvatska d.d.) payment confirmation dated 30 August 2013;

15.    Legal structure of ERSTE Group;

16.    Annex no. 1 to the Agreement on transfer of the building right Konzum – DK Stolarija – EPSILON (Stinice) as of 8 March 2001;

17.    Lease agreement Epsilon – Konzum (Stinice) dated 26 September 2001;

18.    Guarantee statement – Agrokor, Jamnica, Ledo, Zvijezda, date 23 January 2006;

19.    Certificate of registration of the credit transaction with foreign countries;

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